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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 31, 2002


                             PIONEER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-9859                06-1215192
(State of other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification  Number



    700 LOUISIANA STREET, SUITE 4300
             HOUSTON, TEXAS                                       77002
(Address of principal executive offices)                         (Zip Code)


                                 (713) 570-3200
              (Registrants' telephone number, including area code)

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ITEM 5.           OTHER EVENTS.

                  Effective as of May 31, 2002, PCI Chemicals Canada Company and Pioneer Americas LLC, wholly owned subsidiaries of Pioneer Companies, Inc., entered into a second amendment to their $30 million revolving credit facility, which is attached to this Form 8-K as Exhibit 4.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         4.1 Second Amendment to Loan and Security Agreement effective as of May 31, 2002 between and among the lenders identified on the signature pages thereof, Foothill Capital Corporation, PCI Chemicals Canada Company and Pioneer Americas LLC.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PIONEER COMPANIES, INC.






Date:   June 14, 2002             By: /s/ MICHAEL J. FERRIS
                                      -----------------------------------------
                                          Michael J. Ferris
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER                     EXHIBIT DESCRIPTION
 -------                    -------------------
  4.1 Second Amendment to Loan and Security Agreement effective as of May 31, 2002 between and among the lenders identified on the signature pages thereof, Foothill Capital Corporation, PCI Chemicals Canada Company and Pioneer Americas LLC.







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